EXHIBIT 99.1 Business Update September 19-20, 2018

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward- looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Summary 3

DTE Energy overview Leader in ~$20B Winner market cap of 6 consecutive continuous Gallup Great Workplace Awards improvement 10,000 employees Fortune 300 company 100+ years of continuous dividend payments Top quartile in residential customer satisfaction for both DTE Electric & Michigan’s largest investor DTE Gas in and producer of DTE headquarters DTE operations renewable energy 4

Growth driven by strong, stable utilities and complementary non-utility businesses 75% - 80% Utility 20% - 25% Non-utility Growth driven by investments aimed at Growth driven by strategic opportunities improving reliability DTE Electric Gas Storage & Pipelines • Electric generation and • Transport, store and gather distribution natural gas • 2.2 million customers • 5 pipelines, 91 Bcf of storage • Fully regulated Power & Industrial Projects • Own and operate energy DTE Gas related assets 16 states • Natural gas transmission, • storage and distribution Energy Trading • 1.3 million customers • Active physical and financial • Fully regulated gas and power marketing company DTE’s earnings are over 85% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects 5

Employee and customer focus provides a solid framework for success Employee Customer Safety Engagement Satisfaction AGA’s Safety Achievement Gallup’s Great Workplace Both utilities ranked 1st by Award Award business customers* nd th ...2 consecutive year …6 consecutive year Both utilities ranked 2nd in …ranked in top 4% residential customer of the world satisfaction** National Safety Council’s Ranked in the top decile on top 2% Increased investment in Indeed’s list of Best Places to of companies surveyed in reliability infrastructure and Work in Fortune 500 safety culture enhanced customer channels * J.D. Power 2017 Electric and Gas Utility Business Customer Satisfaction Study. Visit jdpower.com ** J.D. Power 2017 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com 6

Strong track record of cost management is a direct result of our focus on continuous improvement Average annual percentage change in O&M costs 2008 – 2016 Electric utility* Controlling costs while improving the customer experience ✓ Continuous improvements 3% ✓ Productivity enhancements 1% ✓ DTE Peers Technology innovations ✓ Automation ✓ Gas utility** Infrastructure replacements ✓ Transition to cleaner energy 2% -1% DTE Peers * Source: SNL Financial, FERC Form 1; major US electric utilities with O&M greater than $800 million excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 7

Maintaining customer affordability while investing in our utilities DTE Electric 2012 2017 2012 2017 Average annual residential bill Average industrial rate DTE Gas 2012 2017 2012 2017 Average annual residential bill Average industrial rate 8

Michigan’s regulatory environment continues to be constructive Ranking of U.S. regulatory jurisdictions* (Michigan in Tier 1) Solid regulatory climate Tier 1 6 driven by ✓ Constructive and consistent regulatory outcomes Tier 2 10 ✓ Solid ROEs ✓ Unique recovery mechanisms Tier 3 19 ✓ Focus on customer affordability ✓ 100% ownership of incremental Tier 4 10 renewable generation ✓ Energy waste reduction incentives ✓ Commitment to being a force for Tier 5 6 growth in communities 9 * Source: UBS, February 2018 (50 states and Washington, D.C.)

Strong track record supports commitment to deliver long-term value to shareholders Total Shareholder Return DTE outperforms S&P 500 utilities 302% DTE Energy 5% - 7% S&P 500 Utilities ~3% dividend yield* operating EPS** 180% growth rate 7% dividend through 2022 growth rate 82% 66% through 2020*** 49% 39% 3-YR 5-YR 10-YR Source: Bloomberg, as of 7/31/18 Supported by a strong balance sheet * Dividend yield based on current declared dividend annualized divided by DTE stock price as of 7/31/18 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10 *** Subject to Board approval

• Overview • Long-Term Growth Update • Summary 11

Increased operating EPS* guidance; regulatory filings progressing well • Increased 2018 operating EPS guidance midpoint by $0.35 to $6.13 – Both utilities are on track – GSP and P&I having an exceptional year • Increased 2018 cash flow guidance – Reduces future equity needs • Regulatory proceedings progressing well – Recent electric case outcome increased by ~$10 million – 1,100 MW CCGT approved – $1.7 billion renewable plan filed – July electric case filed includes IRM – Gas rate order received 12 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Strong future growth supported by opportunities across all business units • Additional utility investments – Voluntary renewable program for large customers – Acceleration of gas main replacement • GSP positioning for strong future growth – NEXUS construction almost complete – Board approved ~$250 million Link expansion – 3 other laterals/expansions complete or underway – Evaluating potential acquisitions • P&I has a large queue of projects to deliver growth – Expect to close 1-2 additional cogen/RNG deals in 2018 – 2022 operating earnings* to be materially greater than $70 million • Continue to target 5% - 7% operating EPS growth from 2018 original guidance through 2022 13 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Growth fueled by investment in utility infrastructure and generation along with midstream opportunities (billions) DTE Energy Investment Electric $10.4 billion $17 Distribution infrastructure, maintenance, new generation $12 Gas $2.1 billion Base infrastructure, main renewal, NEXUS related GSP $2.8 - $3.4 billion Expansions, NEXUS P&I $0.8 - $1.2 billion 2013 - 2017 2018 - 2022 Industrial energy services, projects, renewables 14

DTE Electric overview Upgrading Transitioning to distribution lines cleaner energy DTE Electric service territory $16.5B ~11,000 2017 rate megawatt system 2.2M base capacity customers $10.4B Founded 5-year capital plan 1886 (2018-2022) 15

Generation and distribution infrastructure replacement will continue to improve service (billions) DTE Electric Investment New generation Transitioning generation portfolio to more sustainable energy $10.4 Distribution infrastructure $7.8 Progress to best in class in reliability Base infrastructure Reduce costs through productivity and efficiency investments 2013 - 2017 2018 - 2022 16

Committed to generating cleaner energy for our customers Carbon emissions reduction goals* Doubling renewable capacity -30% over the next 5 years -45% -75% >-80% 2005 ~2022 2030 2040 2050 50% clean energy by 2030 25% renewables by 2030 >80% carbon reduction by 2050 17 * CO2 percentage reductions from 2005 levels

Replacing coal with renewables and natural gas Planned Retirements (~6,400 MW) River St. Trenton Belle Monroe Rouge Clair Channel River 2020 2030 2040 2050 Planned Additions (~7,500 MW*) 2018-2022 1,000 MW Additional renewables capacity (TBD) 2018-2022 15 MW 2022 Additional natural gas capacity (TBD) 1,100 MW A steady march toward zero-emitting and low-emitting resources * Subject to change based on capacity mix 18

Increasing reliability and customer satisfaction with distribution investments Infrastructure Improves circuit reliability resilience Addresses substation load growth Infrastructure and aging infrastructure redesign Technology Targets 100% remote monitoring enhancement Tree Improves distribution reliability trimming 19

DTE Gas overview Renewing 4,000 miles of cast iron and unprotected distribution main DTE Gas service territory $2.1B 139 Bcf 5-year capital plan storage 1.3M (2018-2022) capacity customers Founded $4.0B 2017 rate base 1849 19,000 miles distribution main 20

Improving service to customers through infrastructure renewal and replacement (billions) DTE Gas Investment NEXUS related Compression $2.1 Infrastructure renewal Accelerated main renewal cycle $1.6 Base infrastructure Transmission, compression, distribution, storage 2013 - 2017 2018 - 2022 21

Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity Minimizes leaks - reducing Main costs and improving customer renewal satisfaction Reduces manual meter reading - improving operational Meter efficiencies and customer move out satisfaction Strengthens the system - Pipeline decreasing the potential for integrity system issues 22

DTE Gas received another constructive rate order (millions) U-18999 Net Rate Impact $85 ($47) • Effective: October 2018 • ROE: 10.0% • Capital structure: 48% debt, 52% $38 $47 equity $38 ($29) • Rate base: $4.2 billion $9 Filed Tax Cut Brief Rate Order Final Tax Credit Net Rate Position on Filed Position Adjustments Order Termination Impact Position 23

GSP overview 5 pipelines, 1,600 miles ??? of pipe and Transport, store gathering lines and gather natural gas $2.8B – $3.4B 91 Bcf 5-year capital plan of storage (2018-2022) Serves markets in Midwest, Northeast, Mid-Atlantic, and Southeast 24

Expanding strategic footprint in the most prolific dry gas geology in the country Michigan Northeast Gathering Ontario Market Bluestone Birdsboro Midwest Link Lateral & Gathering Mid-Atlantic & LNG Southeast Gulf 25

GSP has an asset portfolio with multiple growth platforms Millennium Pipeline (26.25%) 0.9 Bcf/d • 0.2 Bcf/d expansion 2H18 • Firm capacity/demand-based contracts Bluestone Pipeline & Gathering 1.2 Bcf/d • Bi-directional pipe • Firm capacity/demand-based contracts • Gathering is minimum volume based NEXUS Pipeline (50%) 1.5 Bcf/d • Targeting late 3Q18 in-service • Firm capacity/demand-based contracts Link 2.2 Bcf/d • Lateral and gathering assets in Marcellus / Dry Utica basin Vector Pipeline (40%) 1.3 Bcf/d • Bi-directional pipe • Firm capacity/demand-based contracts GSP Gas Storage 91 Bcf • Strategically located between Chicago and Dawn trading hubs 26

GSP is focused on continued success Growth Plan • Continuing progress on NEXUS Operating earnings* ‒ Construction almost complete 2022 target ‒ On budget and on schedule for late 3Q in-service $280 - $290 million ‒ HDDs and mainline welding complete Capital investment • Executing on Link 2018 - 2022 ‒ Expanded gathering and transport agreement with $2.8 - $3.4 billion a producer, doubling their capacity ‒ Continued future investment • Expanding Bluestone and Millennium pipelines ‒ Millennium Valley Lateral placed in-service; Eastern System Upgrade expansion in-service 4Q ‒ Bluestone expansion complete 27 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

P&I overview Geographic diversity Industrial energy services, renewable energy, and reduced emissions fuel $0.8B – $1.2B 5-year capital plan (2018-2022) Leading developer of energy related businesses in North America 191 MW renewable plant capacity 28

Capitalizing on growth opportunities in our key business areas Finalized new large combined Industrial energy heat and power (CHP) project and continuing to develop services strong queue of opportunities Constructing new project in Renewable Wisconsin and in advanced discussions on several others energy Maximizing performance and Reduced emissions value through 2021 fuel 29

P&I is focused on progress toward long-term growth • Continued development of industrial energy projects Growth Plan ‒ Initial stages of construction on Ford Motor Operating earnings* Company complex 2022 target ‒ Finalizing agreement on large industrial $65 - $75 million cogeneration project ‒ Pursuing strong pipeline of additional CHP projects Capital investment 2018 - 2022 • Focus on RNG opportunities $0.8 - $1.2 billion ‒ Integrated two recent acquisitions ‒ Constructing new project in Wisconsin ‒ Pursuing strong pipeline of additional RNG projects • Maximizing performance and value of reduced emissions fuel projects through 2021 • 2022 operating earnings to be materially greater than $70 million; will update further at EEI * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 30

• Overview • Long-Term Growth Update • Summary 31

Summary • Increased 2018 operating EPS* and cash guidance given strong financial performance • Targeting 5% - 7% operating EPS growth through 2022 • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Continuing strategic and sustainable growth in non-utility businesses • Delivering strong EPS and dividend growth that drive premium total shareholder returns 32 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Appendix 33

Increased 2018 operating EPS* guidance midpoint by $0.35, or 6% (millions, except EPS) Original Revised Guidance Guidance DTE Electric $648 - $662 $648 - $662 DTE Gas 152 - 160 152 - 160 Gas Storage & Pipelines 185 - 195 225 - 235 Power & Industrial Projects 115 - 135 155 - 170 Corporate & Other (100) - (90) (110) - (100) Growth segments** $1,000 - $1,062 $1,070 - $1,127 Growth segments operating EPS $5.54 - $5.88 $5.91 - $6.22 Energy Trading $5 - $20 $5 - $20 DTE Energy $1,005 - $1,082 $1,075 - $1,147 Operating EPS $5.57 - $5.99 $5.94 - $6.32 Avg. Shares Outstanding 181 181 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 34 ** Growth segments exclude Energy Trading

2018 cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2018 2018 Guidance Guidance Cash From Operations* $2.2 DTE Electric Base Infrastructure $750 Capital Expenditures (3.6) New Generation 340 Free Cash Flow ($1.4) Distribution Infrastructure 810 $1,900 Asset Sales & Other - DTE Gas Dividends (0.6) Base Infrastructure $257 Net Cash ($2.0) NEXUS Related 13 Main Renewal 190 Debt Financing: $460 Issuances $2.1 Non-Utility $1,100-$1,300 Redemptions (0.1) Change in Debt $2.0 Total $3,460-$3,660 35 * Includes $250 million of equity issued for employee benefit programs

Maintaining strong cash flow and balance sheet Leverage* Target 50% - 54% • Issue equity of $700 million in 2018-2020 51% ‒ $250 million in 2018 using internal mechanisms ‒ Strong cash flows this year reduces equity needs 2017 2018-2020E • $1.6 billion of available liquidity at June 30, 2018 Funds from Operations** / Debt* • Maintain strong investment-grade Target credit rating 18% - 19% 20% • One of the first energy companies in the nation to issue green bonds 2017 2018-2020E * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 36 ** Funds from Operations (FFO) is calculated using operating earnings, reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case - filed July 2018 (U-20162) • General rate case - order received – Effective: May 2019 September 2018 (U-18999) – Rate recovery: $328 million – Effective: October 2018 – ROE: 10.5% – Rate recovery: $9 million ($47 million net rate impact after termination of tax credit) – Capital structure: 49% debt, 51% equity – ROE: 10.0% – Rate base: $17.2 billion – Capital structure: 48% debt, 52% equity • Capacity charge case - April 2017 (U-18248) – Rate base: $4.2 billion – March 2018 MPSC staff report indicated adequate capacity • Expect to file rate cases every ~2 years • Final 5 year draft electric distribution plan filed January 2018 (U-18014) • Received Certificate of Necessity for natural gas plant April 2018 (U-18419) 37

Accelerating plans to produce cleaner energy and targeting at least 50% clean energy by 2030 ~280 DTE owned Generation mix wind turbines in- 1% 2% 10% service with 65 more 20% 2% 25% - Renewables 30% expected in 2018 24% 20% - Natural gas 25% 77% Nuclear & other 64% 20% 30% Coal 2005 2017 2030* Over 80% reduction of carbon emissions by 2050** Targeting at least 50% clean energy by 2030 Largest solar energy producer in Michigan with 31 solar arrays * Timing and mix are subject to change ** CO2 percentage reductions from 2005 levels 38

Both utilities increase customer reliability with investment plans over the next 5 years (millions) DTE Electric DTE Gas Targeting 6% - 7% rate base growth Targeting 7% - 8% rate base growth $10,400 $2,100 $10 NEXUS related $2,000 New generation Main $1,140 renewal $4,300 Distribution infrastructure Base $4,100 Base $950 infrastructure infrastructure 2018E - 2022E 2018E - 2022E 2017 2022 2017 2022 Depreciation $750M ~$1,076M Depreciation $122M ~$172M YE Rate Base* $16.5B ~$22.9B YE Rate Base** $4.0B ~$5.7B 39 * Includes working capital and rate base associated with surcharges ** Includes working capital

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 40